                         TRADEMARK COLLATERAL AGREEMENT

        This 24th day of February, 1998, Eagle-Picher Industries, Inc., an Ohio corporation ("Assignor") with its principal place of business and mailing address at 250 East Fifth Street, Cincinnati, Ohio 45202, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, assigns, mortgages and pledges to ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands, acting as agent for the Secured Creditors under that certain Security Agreement referred to below, with its mailing address at 1325 Avenue of the Americas, New York, New York 10019, and its successors and assigns ("Assignee"), and grants to Assignee a continuing security interest in, the following property:

                (i) Each trademark, trademark registration and trademark application listed on Schedule A-1 hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each such trademark, trademark registration and trademark application; and

               (ii) Each trademark license listed on Schedule A-2 hereto and all royalties and other sums due or to become due under or in respect of each such trademark license, together with the right to sue for and collect all such royalties and other sums; and

              (iii) All proceeds of the foregoing, including without limitation any claim by Assignor against third parties for damages by reason of past, present or future infringement of any trademark or trademark registration listed on Schedule A-1 hereto or of any trademark licensed under a trademark license listed on Schedule A-2 or by reason of injury to the goodwill associated with any such trademark, trademark registration or trademark license, in each case together with the right to sue for and collect said damages;

in each case, to secure performance of all Obligations of Assignor as set out in that certain Security Agreement bearing even date herewith by and between Assignor and Assignee (the "Agreement").

        Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment, mortgage, pledge and security interest in the trademarks, trademark registrations, trademark applications and trademark licenses made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

        All terms defined in the Agreement, whether by reference or otherwise, when used herein, shall have their respective meanings set forth therein, unless the context requires otherwise.

        IN WITNESS WHEREOF, Assignor has caused this Agreement to be duly executed as of the date and year last above written.

                                     EAGLE-PICHER INDUSTRIES, INC.

(CORPORATE SEAL)

                                     By /s/ Andries Ruijssenaars
                                          -------------------------
                                          Its  President
                                              ---------------------
ATTEST:
                                             Andries Ruijssenaars
                                          -------------------------
                                            (Type or Print Name)
/s/ James A. Ralston
-------------------------------
Its Secretary
                                     ABN AMRO BANK N.V., as agent
James A. Ralston
-------------------------------
(Type or Print Name)

                                     By /s/ Gregory D. Amoroso / /s/ Paul Widuch
                                        ---------------------------------------
                                        Its Group Vice President      GVP
                                            -----------------------------------
                                                 (Type or Print Name)

                                         Gregory D. Amoroso          Paul Widuch
                                        ---------------------------------------
                                                 (Type or Print Name)

STATE OF NEW YORK )
                  ) SS
COUNTY OF NEW YORK)

     I, Catherine Jones, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Gregory D. Amoroso, Group Vice President of ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Group Vice President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

        Given under my hand and notarial seal, this 24 day of February, 1998.

                                                  /s/ Catherine Jones
                                                  ----------------------------
(NOTARIAL SEAL)                                   Notary Public

                                                  Catherine Jones
                                                  ----------------------------
My Commission Expires:                            (Type or Print Name)


11/17/99
---------------------------------

STATE OF NEW YORK )
                  ) SS
COUNTY OF NEW YORK)

     I, Catherine Jones, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Paul Widuch, Group Vice President of ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Group Vice President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

        Given under my hand and notarial seal, this 24 day of February, 1998.

                                                  /s/ Catherine Jones
                                                  ----------------------------
(NOTARIAL SEAL)                                   Notary Public

                                                  Catherine Jones
                                                  ----------------------------
My Commission Expires:                            (Type or Print Name)


11/17/99
---------------------------------

STATE OF NEW YORK )
                  ) SS
COUNTY OF NEW YORK)

     I, Catherine Jones a Notary Public in and for said County, in the State aforesaid, do hereby certify that Andries Ruijssenaars, President of Eagle-Picher Industries, Inc., an Ohio corporation, and James A. Ralston, _____________________ Secretary of said corporation, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such President and ________________ Secretary, respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth; and the said ___________________ Secretary then and there acknowledged that he, as custodian of the corporate seal of said corporation, did affix the corporate seal of said corporation to said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

        Given under my hand and notarial seal, this 24th day of February, 1998.


                                                  /s/ Catherine Jones
                                                  ----------------------------
(NOTARIAL SEAL)                                   Notary Public

                                                  Catherine Jones
                                                  ----------------------------
My Commission Expires:                            (Type or Print Name)

11/17/99
---------------------------------

                                  SCHEDULE A-1
                        TO TRADEMARK COLLATERAL AGREEMENT

                              REGISTERED TRADEMARKS
                           AND TRADEMARK APPLICATIONS

                         FEDERAL TRADEMARK REGISTRATIONS


------------------------------------------------------------------------------
             MARKS               REG. NO.                              GRANTED
----------------------------------------- ------------------------------------
SUPERSUBLIMED                    198,268                               5/12/25
------------------------------------------------------------------------------
ORCOTITE                         395,057                               5/12/42
------------------------------------------------------------------------------
VULKOL                           397,529                                9/8/42
------------------------------------------------------------------------------
LO-TORK                          539,936                               5/27/51
------------------------------------------------------------------------------
ORTEX                            793,038                               7/20/65
------------------------------------------------------------------------------
DIALOAM                          794,297                               8/17/65
------------------------------------------------------------------------------
ALUM-N                           800,364                              12/14/65
------------------------------------------------------------------------------
NEO-CORK                         806,370                               3/29/66
------------------------------------------------------------------------------
PRE-CO-FLOC                      816,429                              10/11/66
------------------------------------------------------------------------------
STEEL-N                          819,099                              11/22/66
------------------------------------------------------------------------------
EPISTATIC                        896,288                               8/11/70
------------------------------------------------------------------------------
LO-TORK                          922,818                              10/26/71
------------------------------------------------------------------------------
ROSS ALUMINUM
  FOUNDRIES AND DESIGN           952,424                               1/30/73
------------------------------------------------------------------------------
CAREFREE                         953,058                               2/13/73
------------------------------------------------------------------------------
POWER TUBE                     1,106,578                              11/21/78
------------------------------------------------------------------------------
CAREFREE MAGNUM                1,124,671                                9/4/79
------------------------------------------------------------------------------
MAGNUM                         1,157,119                                6/9/81
------------------------------------------------------------------------------
KEEPER AND DESIGN              1,179,937                               12/1/81
------------------------------------------------------------------------------
DIALOSE                        1,214,549                               11/2/82
------------------------------------------------------------------------------
ORCOMATIC                      1,221,728                              12/28/82
------------------------------------------------------------------------------
ABSORB-O-SOX                   1,471,838                               1/12/88
------------------------------------------------------------------------------
SOLID-A-SORB                   1,473,737                               1/26/88
------------------------------------------------------------------------------
LAMISEAL                       1,559,815                              10/10/89
------------------------------------------------------------------------------
FOAMET                         1,560,900                              10/17/89
------------------------------------------------------------------------------
CASTEC                         1,692,436                                6/9/92
------------------------------------------------------------------------------
AXIS                           1,830,754                               4/12/94
------------------------------------------------------------------------------
ALL GONE!                      1,886,900                                4/4/95
------------------------------------------------------------------------------
QUALISORB                      1,927,733                              10/17/95
------------------------------------------------------------------------------
CELATOM                        1,927,873                              10/17/95
------------------------------------------------------------------------------
DIASORB                        1,967,143                                4/9/96
------------------------------------------------------------------------------
PLAY BALL!                     2,005,259                               10/1/96
------------------------------------------------------------------------------
HE AND DESIGN                  2,059,020                                5/6/97
------------------------------------------------------------------------------

                     PENDING FEDERAL TRADEMARK APPLICATIONS

                     MARK          SERIAL NO.        FILED

                                -- NONE KNOWN --

                        COMMON LAW MARKS AND TRADE NAMES

                         CINCINNATI INDUSTRIAL MACHINERY
                                  EAGLE-PICHER
                             CONSTRUCTION EQUIPMENT
                             EAGLE-PICHER AUTOMOTIVE
                           EAGLE-PICHER FLUID SYSTEMS
                             EAGLE-PICHER INDUSTRIES
                                   DAISY PARTS
                                 HILLSDALE TOOL
                         HILLSDALE TOOL & MANUFACTURING
                                      MARCO
                    MICHIGAN AUTOMOTIVE RESEARCH CORPORATION
                              EAGLE-PICHER MINERALS
                       EAGLE-PICHER MINERALS INTERNATIONAL
                         EAGLE-PICHER MINERALS OF CANADA
                                 UNITED MINERALS
                                  ROSS ALUMINUM
                             ROSS ALUMINUM FOUNDRIES
                           EAGLE-PICHER RUBBER MOLDING
                                 RUBBER MOLDING
                          CHEMSYN SCIENCE LABORATORIES
                                  TECHNOLOGIES
                                      TRIM
                                WOLVERINE GASKET
                        WOLVERINE GASKET & MANUFACTURING
                               EAGLE-PICHER ESPANA
                              EAGLE-PICHER FAR EAST
                         EAGLE-PICHER INDUSTRIES EUROPE
                        EAGLE-PICHER INDUSTRIES MATERIALS
                                      EPTEC
                                EQUIPOS DE ACUNA

                                     REGISTERED STATE TRADEMARKS
                                     AND TRADEMARK APPLICATIONS



                                          -- NONE KNOWN --

                                    REGISTERED FOREIGN TRADEMARKS
                                      AND TRADEMARK APPLICATIONS

              MARK               COUNTRY                         REG. NO.                    GRANTED

------------------------------------------------------------------------------------------------------
            CELATOM               PERU                             026,789                  6/27/96
------------------------------------------------------------------------------------------------------
            CELATOM              BENELUX                           056,508                  11/8/71
------------------------------------------------------------------------------------------------------
            CELATOM               ITALY                            278,780                  1/13/72
------------------------------------------------------------------------------------------------------
            CELATOM             AUSTRALIA                          289,728                  8/15/75
------------------------------------------------------------------------------------------------------
            CELATOM               CHINA                            328,058                  4/20/89
------------------------------------------------------------------------------------------------------
            CELATOM              GERMANY                           982,888                  1/11/72
------------------------------------------------------------------------------------------------------
            CELATOM             ARGENTINA                        1,432,116                 12/17/70
------------------------------------------------------------------------------------------------------
            CELATOM              FRANCE                          1,469,544                   9/4/88
------------------------------------------------------------------------------------------------------
            CELATOM               JAPAN                          2,283,178                 11/30/90
------------------------------------------------------------------------------------------------------
          EAGLE-PICHER           BENELUX                           056,507                  8/11/71
------------------------------------------------------------------------------------------------------
          EAGLE-PICHER           FRANCE                          1,065,778                   9/4/78
------------------------------------------------------------------------------------------------------
              ORCO               CANADA                             20,592                  3/31/43
------------------------------------------------------------------------------------------------------
          ORCOMATIC and          GERMANY                         1,030,779                  3/12/82
            DESIGN
------------------------------------------------------------------------------------------------------
            CAREFREE             DENMARK                         2382-1976                   7/9/76
------------------------------------------------------------------------------------------------------
            CAREFREE             NORWAY                             96,925                  7/15/76
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
            CAREFREE            VENEZUELA                         144,830                     6/3/91
------------------------------------------------------------------------------------------------------
            CAREFREE             SWEDEN                           155,376                   12/17/75
------------------------------------------------------------------------------------------------------
            CAREFREE            PORTUGAL                          196,511                     7/5/85
------------------------------------------------------------------------------------------------------
            CAREFREE              ITALY                           325,560                     3/9/81
------------------------------------------------------------------------------------------------------
            CAREFREE             BENELUX                          336,648                    2/20/76
------------------------------------------------------------------------------------------------------
            CAREFREE              SPAIN                           863,400                   11/25/77
------------------------------------------------------------------------------------------------------
                                 FRANCE
            CAREFREE          F/K/A 941,602                     1,332,790                   11/28/85
------------------------------------------------------------------------------------------------------
         EAGLE-PICHER
           CAREFREE             AUSTRIA                           87,561                    2/22/78
------------------------------------------------------------------------------------------------------
         EAGLE-PICHER
           CAREFREE              CANADA                           229,828                    8/18/78
------------------------------------------------------------------------------------------------------
         EAGLE-PICHER
           CAREFREE             AUSTRALIA                         352,662                      N/A
------------------------------------------------------------------------------------------------------
         EAGLE-PICHER
           CAREFREE              GERMANY                          954,333                    3/29/76
------------------------------------------------------------------------------------------------------
         EAGLE-PICHER        GREAT BRITAIN & N.                 1,065,502                     7/9/76
           CAREFREE             IRELAND
------------------------------------------------------------------------------------------------------
         EAGLE-PICHER
         CAREFREE and         SWITZERLAND                        282,771                    3/30/76
            DESIGN
------------------------------------------------------------------------------------------------------

                                  SCHEDULE A-2
                        TO TRADEMARK COLLATERAL AGREEMENT

                               TRADEMARK LICENSES

        1. Use Restriction Agreement of 2/7/95 with SCRAS of Paris, France, limiting the appearance of the DIASORB mark of Eagle-Picher to avoid prior use by SCRAS of white letters in certain fonts on a particular red background for anti-diarrheal agents, and prohibiting certain uses by Eagle-Picher.